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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                      JOHN HANCOCK LIFE INSURANCE COMPANY OF
                          NEW YORK SEPARATE ACCOUNT A

      SUPPLEMENT DATED DECEMBER 31, 2010 TO PROSPECTUSES DATED MAY 21, AND
                                 AUGUST 2, 2010

This Supplement applies to all GIFL ROLLOVER VARIABLE ANNUITY and GIFL SELECT IRA ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements prospectuses dated May 21, and August 2, 2010, for these Contracts.

  You should read this Supplement together with the current prospectus for the Contract you have purchased, or are considering for purchase (the "Annuity Prospectus"), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

This Supplement provides information on subadviser changes to the John Hancock Trust.

                      JOHN HANCOCK TRUST SUBADVISER CHANGES

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED IS NOW JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)

Effective December 15, 2010, MFC Global Investment Management (U.S.A.) Limited, a subadviser to the John Hancock Trust, changed its name and is now known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited ("John Hancock Asset Management (North America)"). Accordingly, all references in the Annuity Prospectus to "MFC Global Investment Management (U.S.A.) Limited" are replaced with "John Hancock Asset Management (North America)."

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC IS NOW JOHN HANCOCK ASSET
MANAGEMENT

Effective December 15, 2010, MFC Global Investment Management (U.S.), LLC, a subadviser to the John Hancock Trust, changed its name and is now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC ("John Hancock Asset Management"). Accordingly, all references in the Annuity Prospectus to "MFC Global Investment Management (U.S.), LLC" are replaced with "John Hancock Asset Management."

JOHN HANCOCK ASSET MANAGEMENT NEW APPOINTMENTS

- Effective January 1, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC ("John Hancock Asset Management") is an additional subadviser to Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and the Lifestyle Trusts.

- Effective January 1, 2011, John Hancock Asset Management is the subadviser to Franklin Templeton Founding Allocation Trust.

WE REVISE THE FOLLOWING SECTIONS OF YOUR ANNUITY PROSPECTUS:

For GIFL Rollover only, we replace the table that appears on the front cover of your Annuity Prospectus as follows:

                          JOHN HANCOCK ASSET MANAGEMENT
                  Franklin Templeton Founding Allocation Trust
                           Ultra Short Term Bond Trust
                         JOHN HANCOCK ASSET MANAGEMENT &
                  JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)
                     Core Diversified Growth & Income Trust
                         Core Fundamental Holdings Trust
                        Core Global Diversification Trust
                            Lifestyle Balanced Trust
                          Lifestyle Conservative Trust
                             Lifestyle Growth Trust
                            Lifestyle Moderate Trust
                  JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)
                               Money Market Trust


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We insert a new last paragraph below the table that appears in "IV. General
Information about Us, the Separate Accounts and the Portfolios - Portfolio Investment Objectives and Strategies" as follows:

FOR GIFL ROLLOVER:

     Effective January 1, 2011, John Hancock Asset Management is an additional subadviser to Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and the Lifestyle Trusts; and is the subadviser to Franklin Templeton Founding Allocation Trust.

FOR GIFL SELECT IRA ROLLOVER:

     Effective January 1, 2011, John Hancock Asset Management is an additional subadviser to Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and the Lifestyle Trusts.

                       SUPPLEMENT DATED DECEMBER 31, 2010

xxxxxxx:1210     333-149421     333-167019
                 333-149422     333-167018


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